EX-99.77Q1 OTHR EXHB
SUB-ITEM 77Q1(e):  COPIES OF ANY NEW OR AMENDED REGISTRANT INVESTMENT ADVISORY CONTRACTS

Management Agreement, as amended, between LoCorr Investment Trust (the "Trust") and LoCorr Fund Management, LLC dated April 11, 2014, is incorporated by reference to Exhibit 99.28(D)(I) to Post-Effective Amendment No. 15 to the Trust's registration statement on Form N-1A, filed on April 30, 2014, SEC Accession number 0000894189-14-002250 (File No. 811-22509).

Sub-Advisory Agreement, between LoCorr Fund Management, LLC and Billings Capital Management, LLC, with respect to the LoCorr Long/Short Equity Fund, dated February 25, 2014, is incorporated herein by reference to Exhibit 99.28(D)(VIII) to Post-Effective Amendment No. 15 to the Trust's registration statement on Form N-1A, filed on April 30, 2014, SEC Accession number 0000894189-14-002250 (File No. 811-22509).

Sub-Advisory Agreement, between LoCorr Fund Management, LLC and Nuveen Asset Management, LLC, with respect to the LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, and LoCorr Market Trend Fund, dated February 25, 2014, is incorporated herein by reference to Exhibit 99.28(D)(IX) to Post-Effective Amendment No. 17 to the Trust's registration statement on Form N-1A, filed on June 23, 2014, SEC Accession Number 0000894189-14-002885 (File No. 811-22509).

Sub-Advisory Agreement, between LoCorr Fund Management, LLC and Graham Capital Management, L.P., with respect to the LoCorr Market Trend Fund, dated as of June 19, 2014, is incorporated herein by reference to Exhibit 99.28(D) (X) to Post-Effective Amendment No. 17 to the Trust's registration statement on Form N-1A, filed on June 23, 2014, SEC Accession Number 0000894189-14-002885 (File No. 811-22509).

Agreement Addendum, between LoCorr Fund Management, LLC and Graham Capital Management, L.P., entered into June 19, 2014, with respect to the LoCorr Market Trend Fund, is incorporated herein by reference to Exhibit 99.28(D)(XI) to Post-Effective Amendment No. 17 to the Trust's registration statement on Form N-1A, filed on June 23, 2014, SEC Accession Number 0000894189-14-002885 (File No. 811-22509).